EXHIBIT 10.21A

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

THIRTY-SIXTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This Thirty-Sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C. (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Pursuant to the Twenty-Sixth Amendment (as modified by the Thirty-Fifth Amendment), the parties extended the Increased Capacity Term to the existing LPAR through March 31, 2004. Customer desires, and CSG agrees to provide an increase in the capacity in accordance with the chart set forth below (“Customer Additional Capacity”) for the remainder of 2004. As a point of clarification, the increase of *** ******* *** ****** **** (***) MIPS is not over and above the *** ******* ********** (***) MIPS provided in April 2004. Therefore, for the fees set forth in Paragraph 2 below, Customer desires and CSG agrees to extend the Increased Capacity Term to the existing LPAR as defined below. In the event Customer wishes to terminate the additional capacity prior to December 31, 2004, Customer shall provide CSG with ninety (90) days prior written notice. Upon receipt of Customer’s written notice, CSG shall use commercially reasonable efforts to re-deploy the additional capacity during the remainder of the Increased Capacity Term. If CSG is able to re-deploy the additional capacity, Customer shall not be responsible for the remaining monthly fees (set forth in Paragraph 2 below) associated with the additional capacity. However, if CSG is unable to re-deploy the additional capacity, Customer agrees to pay the remaining monthly fees through the expiration of the Increased Capacity Term. During the Increased Capacity Term, Customer agrees to use commercially reasonable efforts to maintain a ninety five percent (95%) or lower usage of the available CPU. CSG shall provide additional capacity (“CSG Additional Capacity”) estimated to maintain Customer’s ****** *********** (***) usage of the available CPU at no additional cost to Customer in accordance with the chart set forth below. The parties further agree that in the event the number of MIPS needed to maintain ****** **** ******* (***) usage of the available CPU does not require full utilization of the MIPS provided by the CSG Additional Capacity, CSG may, in its sole discretion, re-deploy any spare MIPS from the CSG Additional Capacity. In the event Customer wishes to maintain or increase the capacity, the parties shall negotiate in good faith and execute such agreement in writing.

Customer Additional Capacity for 2004:

April	*** MIPS
May – December	*** MIPS

CSG Additional Capacity for 2004

June	*** MIPS
July	*** MIPS
August	*** MIPS
September	*** MIPS
October	*** MIPS
November	*** MIPS
December	*** MIPS

#2047134

08/03/04

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT

FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

2. Customer agrees to pay the following fees for the increase in the existing capacity:

April 2004	$***
May 2004	$***
June – December 2004	$***/month

3. Customer desires to dedicate additional MIPS to its testing (“IOT”) environment. Therefore, for the fees set forth below, CSG shall provide an additional *** MIPS per month from June, 2004 through September, 2004. Customer shall provide CSG sixty (60) days written notice of its intent to continue purchasing MIPS for its IOT environment beyond September 31, 2004. In addition, Customer may provide CSG ninety (90) days written notice of its intent to decrease up to *** MIPS allocated to either (a) Customer’s IOT environment, or (b) Customer’s LPAR after September 31, 2004, effective on the first day of a calendar month. Customer may also elect in writing to move a portion of the MIPS from the Customer Additional Capacity to Customer’s IOT environment, provided, however, Customer shall provide thirty (30) days prior written notice and such election may not occur more than once.

Fees for IOT Capacity (*** MIPS/month):

June 2004 – December 2004	$***/month

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE L.L.C. (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ Dr.-Ing. Germar Schaefer
Name:	Edward C. Nafus	Name:	Dr.-Ing. Germar Schaefer
Title:	Pres, BBS	Title:	SVP, Chief Information Officer
Date:	6/15/04	Date:	6/14/04

#2047134

08/03/04

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT

FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

THIRTY-SEVENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This Thirty-Seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C. (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

Customer’s Monthly On-Line Allowance Per Subscriber set forth in Schedule F (as amended by the Thirtieth Amendment, paragraph eight (8), section c) shall be amended to increase the number of Memos stored on-line from *** to *** per active subscriber.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE L.L.C. (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ Dr.-Ing. Germar Schaefer
Name:	Edward C. Nafus	Name:	Dr.-Ing. Germar Schaefer
Title:	Pres, BBS	Title:	SVP, Chief Information Officer
Date:	6/3/04	Date:	5/28/04

#205-0577

08/03/04

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT

FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES